EXHIBIT 32.1

Certification

Pursuant To Section 906 of the Sarbanes-Oxley Act Of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of NuGene International, Inc. (the ''Company’’), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the period ended June 30, 2016 (the ''Form 10-Q’’) of our Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of our Company.

Dated: August 22, 2016	/s/ SAEED KHARAZMI
Saeed Kharazmi, M.D. Acting Chief Financial Officers (Principal Executive Officer)

Dated: August 22, 2016	/s/ SAEED Kharazmi
Saeed Kharazmi, M.D. Acting Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to our Company and will be retained by our Company and furnished to the Securities and Exchange Commission or its staff upon request.